March 2021

Company Presentation | March 2021 2 Forward Looking Statements and Non-GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, legislative and regulatory changes, including changes to the Internal Revenue Code of 1986, as amended (the “Code”), and related rules, regulations and interpretations governing the taxation of REITs; and limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income (loss) before interest expense and amortization of loan costs, depreciation and amortization, income taxes, equity in (earnings) loss of unconsolidated entity and after the Company’s portion of EBITDA of OpenKey. In addition, we excluded impairment on real estate, (gain) loss on insurance settlement and disposition of assets and Company’s portion of EBITDA of OpenKey from EBITDA to calculate EBITDA for real estate, or EBITDAre, as defined by NAREIT. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's Hotel EBITDA minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publically traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equity and then add back working capital to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This overview is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Braemar Hotels & Resorts Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Our business has been and will continue to be materially adversely affected by the impact of, and the public perception of a risk of, a pandemic disease. In December 2019, a novel strain of coronavirus (COVID-19) was identified in Wuhan, China, which has subsequently spread to other regions of the world, and has resulted in increased travel restrictions and extended shutdown of certain businesses in affected regions, including in nearly every state in the United States. Since late February, we have experienced a significant decline in occupancy and RevPAR and we expect the significant occupancy and RevPAR reduction associated with the novel coronavirus (COVID-19) to likely continue as we are recording significant reservation cancellations as well as a significant reduction in new reservations relative to prior expectations. The continued outbreak of the virus in the U.S. has and will likely continue to further reduce travel and demand at our hotels. The prolonged occurrence of the virus has resulted in health or other government authorities imposing widespread restrictions on travel or other market impacts. The hotel industry and our portfolio have and we expect will continue to experience the postponement or cancellation of a significant number of business conferences and similar events. At this time those restrictions are very fluid and evolving. We have been and will continue to be negatively impacted by those restrictions. Given that the type, degree and length of such restrictions are not known at this time, we cannot predict the overall impact of such restrictions on us or the overall economic environment. In addition, even after the restrictions are lifted, the propensity of people to travel and for businesses to hold conferences will likely remain below historical levels for an additional period of time that is difficult to predict. We may also face increased risk of litigation if we have guests or employees who become ill due to COVID-19. As such, the impact these restrictions may have on our financial position, operating results and liquidity cannot be reasonably estimated at this time, but the impact will likely be material. Additionally, the public perception of a risk of a pandemic or media coverage of these diseases, or public perception of health risks linked to perceived regional food and beverage safety has materially further adversely affected us by reducing demand for our hotels. These events have resulted in a sustained, significant drop in demand for our hotels and could have a material adverse effect on us. Prior to investing in Braemar, potential investors should carefully review Braemar’s periodic filings with the Securities and Exchange Commission, including, but not limited to, Braemar’s most current Form 10-K, Form 10-Q and Form 8-K’s, including the risk factors included therein.

Company Presentation | March 2021 3 Management Team  23 years of hospitality experience  4 years with the Company  15 years with Morgan Stanley  Cornell School of Hotel Administration BS  University of Pennsylvania MBA RICHARD J. STOCKTON Chief Executive Officer & President  20 years of hospitality experience  17 years with the Company  3 years with ClubCorp  CFA charterholder  Southern Methodist University BBA DERIC S. EUBANKS, CFA Chief Financial Officer  15 years of hospitality experience  10 years with the Company (5 years with the Company’s predecessor)  5 years with Stephens Investment Bank  Oklahoma State University BS JEREMY J. WELTER Chief Operating Officer

Company Presentation | March 2021 4 Post COVID-19 Strategic Initiatives Conserve Liquidity Manage the Balance Sheet Return to Profitability Grow the Portfolio The Ritz-Carlton Sarasota Sarasota, FL

Company Presentation | March 2021 5 2020 Q4 Hotel Operating Results Comparable Hotel Operating Results(1)(4) 2020 Q4 2019 Q4 % Variance ADR $ 324.11 $ 292.58 10.78% Occupancy 27.7% 76.5% (63.75)% RevPAR $ 89.83 $223.70 (59.84)% Total Hotel Revenue(2) $ 51,805 $ 121,745 (57.45)% Hotel EBITDA(2) $ 1,573 $30,306 (94.81)% Hotel EBITDA Margin 3.04% 24.89% (21.85)% (1) Includes: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Pier House, Marriott Seattle Waterfront, Capital Hilton, Sofitel Chicago, Hilton Torrey Pines, The Clancy, The Notary Hotel, Park Hyatt Beaver Creek, Ritz-Carlton Lake Tahoe and Ritz-Carlton Sarasota (2) In thousands (3) As reported in Earnings Releases: 2017 as reported on 2/28/2018; 2018 as reported on 2/27/2019; 2019 as reported on 2/26/2020 ; as reported on 02/25/2021 (4) Due to the economic effects of the COVID-19 pandemic on the Company, the lodging industry and the broader economy, the information provided should not be relied upon as an accurate representation of the current or future financial condition or performance of the Company. COMPARABLE HOTEL EBITDA(3)(4)COMPARABLE REVPAR(3)(4) $219 $226 $233 $99 $- $50 $100 $150 $200 $250 2017 2018 2019 2020 $126.9 $136.7 $143.0 $13.4 $- $20 $40 $60 $80 $100 $120 $140 $160 2017 2018 2019 2020 (In m illi o ns )

Company Presentation | March 2021 6 2020 Q4 Highlights and Results QUARTERLY DIVIDEND PER SHAREAFFO PER SHAREADJUSTED EBITDARE Quarter Highlights Full Year Highlights • Net loss attributable to common stockholders for the quarter was $28.3 million or $0.77 per diluted share. • Comparable RevPAR for all hotels decreased 59.8% to $89.83 during the quarter. • Adjusted funds from operations (AFFO) was negative $0.17 per diluted share for the quarter. • Adjusted EBITDAre was negative $1.4 million for the quarter. • Capex invested during the quarter was $4.1 million $0.05 $0.10 $0.16 $0.16 $0.10 $0.12 $0.16 $0.16 $0.10 $0.12 $0.16 $0.16 $0.10 $0.12 $0.16 $0.16 $0.00 $0.40 $0.80 2016 2017 2018 2019 2020 $0.39 $0.46 $0.46 $0.44 $0.12 $0.60 $0.50 $0.56 $0.42 $(0.58) $0.38 $0.37 $0.34 $0.29 $(0.15) $0.34 $0.31 $0.15 $0.27 $(0.17) ($1.20) ($0.80) ($0.40) $0.00 $0.40 $0.80 $1.20 $1.60 $2.00 2016 2017 2018 2019 2020 $109.1 $111.1 $119.3 $121.5 $(4.5) $(20) $- $20 $40 $60 $80 $100 $120 $140 2016 2017 2018 2019 2020 (In m illi o ns )

Company Presentation | March 2021 7 Pier House Resort Key West, FL The Ritz-Carlton Lake Tahoe Truckee, CA Hotel Yountville Yountville, CA Marriott Seattle Waterfront Seattle, WA Sofitel Chicago Magnificent Mile Chicago, IL The Notary Hotel Philadelphia, PA Bardessono Hotel & Spa Yountville, CA The Clancy San Francisco, CA Hilton La Jolla Torrey Pines La Jolla, CA Park Hyatt Beaver Creek Beaver Creek, CO Pier House Resort & Spa Key West, FL The Ritz-Carlton St. Thomas St. Thomas, USVI The Ritz-Carlton Sarasota Sarasota, FL Capital Hilton Washington, D.C. High Quality Assets Situated in High Barriers to Entry Leisure and Urban Markets

Portfolio Detail

BRAEMAR HOTELS & RESORTS

Portfolio Q4 2020 Performance

Core Assets	Location	Market Type	Number of Rooms	Q4 2020 Occ%	Q4 2020 ADR	Q4 2020 RevPAR
Pier House	Key West, FL	Drive-to Leisure	142	69.2%	$269.62	$389.64
Bardessono	Napa Valley, CA	Drive-to Leisure	65	42.8%	$846.45	$362.50
Ritz-Carlton St. Thomas	St. Thomas, USVI	Fly-to Leisure	180	54.9%	$639.69	$351.10
Ritz-Carlton Sarasota	Sarasota, FL	Drive-to Leisure	266	60.3%	$400.07	$241.33
Ritz-Carlton Lake Tahoe	Truckee, CA	Drive-to Leisure	170	46.7%	$422.74	$197.42
Park Hyatt Beaver Creek	Beaver Creek, CO	Drive-to Leisure	190	35.6%	$464.55	$165.46
Hotel Yountville	Napa Valley, CA	Drive-to Leisure	80	26.2%	$578.83	$151.47
Hilton Torrey Pines	La Jolla, CA	Drive-to Leisure	394	29.0%	$135.50	$39.25
Sofitel Chicago Magnificent Mile	Chicago, IL	Urban	415	24.4%	$143.79	$35.13
The Notary Hotel	Philadelphia, PA	Urban	499	18.3%	$149.78	$27.46
Marriott Seattle Waterfront	Seattle, WA	Urban	361	13.8%	$171.31	$23.56
The Clancy	San Francisco, CA	Urban	410	13.4%	$140.54	$18.85
Capital Hilton	Washington, D.C.	Urban	550	12.1%	$120.42	$14.59
Total Portfolio			**3,722**	**27.7%**	**$324.11**	**$89.83**

Company Presentation | March 2021 8

Company Presentation | March 2021 9 (1) Source: TripAdvisor, Raymond James Research (2) Room count-weighted average TripAdvisor Ratings by Lodging REIT(1) TripAdvisor Rating by Company Braemar Tops the List – February 2021

Company Presentation | March 2021 10 EBITDA Contribution by Brand and Class 2020 Hotel EBITDA by Brand(1) 2020 Hotel EBITDA by Class(1) (1) Comparable TTM as of 12/31/2020, see appendix for a reconciliation of TTM hotel net income (loss) to hotel TTM EBITDA 2020 Room Revenue(1) 2020 Rooms Revenue by Location(1) Ritz-Carlton 134% Independent 57% Park Hyatt 37% Hilton -35% Sofitel -40% Marriott/ Autograph -53%-100% -50% 0% 50% 100% 150% 200% 26% 74% Urban Resort Luxury 188% Upper Upscale -88% -150% -100% -50% 0% 50% 100% 150% 200% 250% 84% 14% 2% Transient Group Contract

Company Presentation | March 2021 11 Post COVID-19 Recovery Underway Occupancy and ADR Ramping Up – 03/15/20 to 02/13/21 Resort: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Pier House, Hilton Torrey Pines, Park Hyatt Beaver Creek, Ritz-Carlton Lake Tahoe and Ritz-Carlton Sarasota Urban: The Clancy, The Notary Hotel, Marriott Seattle Waterfront, Capital Hilton, and Sofitel Chicago Resort Total Urban Resort Total Urban 58.8% 36.7% 45.5% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3/15 3/29 4/12 4/26 5/10 5/24 6/7 6/21 7/5 7/19 8/2 8/16 8/30 9/13 9/27 10/1110/25 11/8 11/22 12/6 12/20 1/3 1/17 1/31 Since March 15 7-Day Avg. Occ (Resort) 7-Day Avg. Occ (Urban) 7-Day Avg. Occ (TOTAL) -4.5% -33.0% -1.1% -60% -40% -20% 0% 20% 40% 60% 3/15 3/29 4/12 4/26 5/10 5/24 6/7 6/21 7/5 7/19 8/2 8/16 8/30 9/13 9/27 10/1110/25 11/8 11/22 12/6 12/20 1/3 1/17 1/31 7-Day Avg. ADR % Chg. (Resort) 7-Day Avg. ADR % Chg. (Urban) 7-Day Avg. ADR % Chg. (TOTAL)

Company Presentation | March 2021 12 Post COVID-19 Recovery Underway Rolling 7-Day RevPAR as % of STLY RevPAR – 03/15/20 to 02/13/21 Resort Total Urban 70.0% 30.2% 55.8% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% 120.0% Rolling 7-Day RevPAR vs STLY (Resort) Rolling 7-Day RevPAR vs STLY (Urban) Rolling 7-Day RevPAR vs STLY (TOTAL) Resort: Bardessono, Hotel Yountville, Ritz-Carlton St. Thomas, Pier House, Hilton Torrey Pines, Park Hyatt Beaver Creek, Ritz-Carlton Lake Tahoe and Ritz-Carlton Sarasota Urban: The Clancy, The Notary Hotel, Marriott Seattle Waterfront, Capital Hilton, and Sofitel Chicago

Company Presentation | March 2021 13 Reduced New Supply Estimates +2.3%NEXT 12 MONTHS NEXT 13-24 MONTHS DECLINING ESTIMATED GROSS SUPPLY GROWTH(1)(2) (1) Source: Smith Travel Research (2) Weighted by revenue exposure by market PRE-COVID As of Feb-2020 +2.0% CURRENT As of Dec-2020 +1.2% +1.8%

Company Presentation | March 2021 14 Current Liquidity(1) $78.6MCASH & CASHEQUIVALENTS $34.5MRESTRICTED CASH 73% CAD PAYOUT RATIO(3) 44% AFFO PAYOUT RATIO(1)(3) TOTAL CASH $125.4M CASH POSITION (1) As of 12/31/20 (2) Using Dec-20 ~$3.0MPROPERTY CASHFLOW ($4.1M) INTEREST EXPENSE, G&A, AND ADVISORY FEES MONTHLY CASH UTILIZATION TOTAL CASH UTILIZATION(2) ~$1.0M $12.3MDUE FROM 3RDPARTY MANAGERS

Company Presentation | March 2021 15 Gross Assets Net Debt Gross Assets Net Debt Overview Non-recourse debt lowers risk profile Floating-rate debt provides a natural hedge to hotel cash flows and maximizes flexibility in all economic environments Proactive strategy to opportunistically refinance loans and extend maturities Long-standing lender relationships Target Leverage Leverage Strategy Well Designed to Handle Pandemic Impact 45% (1) The use of debt potentially increases BHR’s returns, as well as the risk of losses associated with the investment Hold 10% of Gross Debt Balance as cash on the balance sheet

Company Presentation | March 2021 16 Laddered debt maturities(1)(2) Debt Maturities 2022 NEXT HARD DEBT MATURITY OVERVIEW (1) As of 12/31/2020 (2) Assumes extension options are exercised 2.5% WEIGHTED AVG. INTEREST RATE(1) The Notary Hotel $185.0 $98.0 $371.5 $435.0 $22.7 $16.0 $0.5 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 $400.0 $450.0 $500.0 2021 2022 2023 2024 2025 (in m illi o ns ) Maturities Amortization

Company Presentation | March 2021 17 Villa Construction Completed 2019 Autograph Conversion Completed Q3 2020 Hurricane Recovery Completed 2019 Lobby Renovation Completed 2019 Autograph Conversion Completed 2019 Beach Improvement Completed 2019 Portfolio Well Positioned for Ramp Up Ritz-Carlton Sarasota Bardessono Hotel & Spa Park Hyatt Beaver Creek Ritz-Carlton St. Thomas The Clancy Strategic Initiatives Position Braemar for Ramp Up in 2021 The Notary Hotel

Company Presentation | March 2021 18 Highly Aligned Management Team Management has significant personal wealth invested in the Company11.6% Insider ownership 3.0x higher than REIT industry average3.0x Total dollar value of insider ownership (as of 02/24/2020)$37.6M REIT Avg includes: AHT, HT, APLE, CLDT, CHSP, RLJ, PEB, INN, HST, DRH, SHO, XHR, PK Source: Latest Proxy and Company filings Highly-aligned management team is among highest insider equity ownership of publicly- traded Hotel REITs 12.9% 11.6% 6.5% 4.2% 3.2% 2.9% 2.6% 1.9% 1.6% 1.4% 1.2% 1.2% 1.0% 0.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% HT BHR APLE CLDT Peer Avg. AHT INN XHR RLJ PEB HST SHO DRH PK

Company Presentation | March 2021 19 Key Takeaways Conserve Liquidity Manage the Balance Sheet Return to Profitability Grow the Portfolio The Ritz-Carlton Sarasota Sarasota, FL

Appendix

Company Presentation | March 2021 21 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA In thousands

Company Presentation | March 2021 22 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre In thousands

Company Presentation | March 2021 23 Reconciliation of Net Income (Loss) to Adjusted FFO In thousands

Company Presentation | March 2021 24 Indebtedness (1) This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the second was exercised in April 2020. (2) This mortgage loan has five one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in June 2020. This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel. (3) This mortgage loan has three one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 1.00%. (4) Base Rate, as defined in the term loan agreement, is the greater of (i) the prime rate set by Bank of America, or (ii) federal funds rate + 0.5%, or (iii) LIBOR + 1.0%. (5) This mortgage loan has a LIBOR floor of 0.25%. (6) This mortgage loan has a LIBOR floor of 0.50%. (7) See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA. In thousands

Company Presentation | March 2021 25 Indebtedness In thousands (1) This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.